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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports included in or made a part of this Registration Statement on Form S-8.


                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP


San Francisco, California
March 30, 1998